CONSOLIDATED BALANCE SHEET (Parenthetical) - USD ($) $ in Millions	Dec. 31, 2019	Dec. 31, 2018
Current assets
Allowance for Doubtful Accounts Receivable, Current	$ 9.9	$ 9.1
Stockholders’ equity
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01
Common Stock, Shares Authorized	300,000,000.0	300,000,000.0
Common Stock, Shares, Issued	82,200,000	81,300,000
Treasury Stock, Shares	11,800,000	11,700,000